SUPPLEMENT NO. 1
dated December 8, 2004
to the Statement of Additional Information dated May 1, 2004 for the College Retirement Equities Fund

New policies relating to disclosure of portfolio holdings have been approved by the Board of Trustees of the College Retirement Equities Fund. Accordingly, the following replaces the “Disclosure of Portfolio Holdings” heading in the Statement of Additional Information:

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures governing the disclosure by CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), the investment advisor for CREF, of CREF’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all CREF shareholders. As a threshold matter, except as described below, CREF and Investment Management will not disclose CREF’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. CREF will disclose its portfolio holdings to all third parties who request it after that period. In addition, CREF and Investment Management may disclose the ten largest holdings of any CREF account to third parties ten days after the end of the calendar month.

     CREF and Investment Management may disclose CREF’s portfolio holdings to third parties outside the time restrictions described above as follows:

  CREF’s holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Investment Management’s Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.
  CREF’s portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.
  CREF’s portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of CREF’s portfolio holding information to that third party is:
  - approved by an individual holding the title of Executive Vice President or above;
  - approved by an individual holding the title of Chief Counsel or above; and
  - subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

     On an annual basis, the Boards of CREF and of Investment Management will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

The following disclosure is hereby added as an additional section to the Statement of Additional Information:

ADDITIONAL DEVELOPMENTS

     Mr. William H. Waltrip, a trustee of Teachers Insurance and Annuity Association of America (“TIAA”), and Professor Stephen A. Ross, a trustee of CREF and the other TIAA-CREF registered investment companies (together, the “Funds”), resigned from their respective boards on November 30, 2004.

     On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

     On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

     The Audit Committees of TIAA and the Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

     TIAA and the Funds will immediately begin to develop a request for proposals from accounting firms that have the requisite capacity and expertise to perform audit services for TIAA and the Funds for their respective 2005 audits. TIAA and the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

     On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds intend to fully cooperate with the SEC staff in connection with the informal inquiry.

A10979
12/04